Short-Term Debt	12 Months Ended
Dec. 31, 2012
Short-Term Debt [Abstract]
Short-Term Debt

10. Short-term debt

At December 31, 2012 and 2011 short-term debt consists of bank overdrafts and short-term loans.

Revolving Credit Facility

     On August 3, 2011, ADBV entered into a committed revolving credit facility with Bank of America, N.A., as lender, for $50 million with a maturity date one year from the date of closing thereof. On August 3, 2012, ADBV renewed the revolving credit facility for an additional one-year period. The obligations of ADBV under the revolving credit facility are jointly and severally guaranteed by certain of the Company's subsidiaries on an unconditional basis. This revolving credit facility will permit the Company to borrow money from time to time to cover its working capital needs and for other general corporate purposes. Each loan made to ADBV under the revolving credit facility will bear interest at an annual rate equal to LIBOR plus 2.50%. Interest on each loan will be payable on the date of any prepayment, at maturity and on a quarterly basis, beginning with the date that is three calendar months following the date the loan is made.

     The revolving credit facility includes customary covenants including, among others, restrictions on the ability of ADBV, the guarantors and certain material subsidiaries to: (i) incur liens, (ii) enter into any merger, consolidation or amalgamation; (iii) sell, assign, lease or transfer all or substantially all of the borrower's or guarantor's business or property; (iv) enter into transactions with affiliates; (v) engage in substantially different lines of business; (vi) permit the consolidated net indebtedness to EBITDA ratio to be greater than 2.50 to 1 on the last day of any fiscal quarter of the borrower; and (vii) engage in transactions that violate certain anti-terrorism laws. The revolving credit facility provides for customary events of default, which, if any of them occurs, would permit or require the lender to terminate its obligation to provide loans under the revolving credit facility and/or to declare all sums outstanding under the loan documents immediately due and payable.

     On April 3, 2012 the Company borrowed $10,000 under the revolving credit facility. This borrowing was settled on April 26, 2012 with the proceeds of the issuance of the 2016 Notes discussed in Note 11.